UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

November 14, 2006
____________________________

APPLIED SPECTRUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397 (Commission File Number)		41-2185030 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Applied Spectrum Technologies, Inc. (the “Registrant” or “Applied Spectrum”) has informed De Joya Griffith & Company, LLC (“De Joya”), its independent registered public accounting firm, that Applied Spectrum has dismissed DeJoya and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Rotenberg & Co. LLP (“Rotenberg”). Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Applied Spectrum dismissed DeJoya as its independent registered public accounting firm effective on November 14, 2006.

(ii)
During the fiscal year ended September 30, 2005, Applied Spectrum’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The dismissal of De Joya and engagement of Rotenberg was approved by the Company’s Board of Directors.

(iv)
Applied Spectrum and De Joya did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended September 30, 2005 and subsequent interim period from October 1, 2005 through the date of dismissal.

(v)
During Applied Spectrum’s fiscal year ended September 30, 2005 and subsequent interim period from October 1, 2005 through the date of dismissal, Applied Spectrum did not experience any reportable events.

(b)	On November 14, 2006, Applied Spectrum engaged Rotenberg to be Applied Spectrum’s independent registered public accounting firm.

(i)
Prior to engaging Rotenberg, Applied Spectrum had not consulted Rotenberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Applied Spectrum’s financial statements or a reportable event, nor did Applied Spectrum consult with Rotenberg regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Applied Spectrum did not have any disagreements with De Joya and therefore did not discuss any past disagreements with De Joya.

(c)
The Registrant has requested De Joya to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding De Joya. Attached hereto as Exhibit 16.1 is a copy of De Joya’s letter to the SEC dated November 14, 2006.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 16.1 - Letter dated November 16, 2006 from De Joya Griffith & Company, LLC to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED SPECTRUM TECHNOLOGIES, INC.

Date: November 14, 2006	By:	/s/ Kevin R. Keating
Kevin R. Keating President